

Two Harbors Investment Corp.

May 2010

Investor Presentation

Safe Harbor Statement

Forward-Looking Statements

This presentation may include "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, investors should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "assume," "target," "range," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Factors that may cause such differences include, among other things, Two Harbors' ability to acquire target assets and to realize attractive risk-adjusted returns from its investments, Two Harbors' ability to estimate and achieve expected yields from its assets, Two Harbors' ability to manage its financing and liquidity requirements, and Two Harbors' ability to balance its asset allocations and to manage and mitigate risks associated with its investment portfolio.

Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. There can be no assurance that actual results will not differ materially from our expectations. Two Harbors cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information is contained in Two Harbors' filings with the Securities and Exchange Commission ("SEC"). You may obtain these reports from the SEC's website at www.sec.gov.

All subsequent written and oral forward-looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Two Harbors Investment Summary

- Launched as a residential mortgage REIT in October 2009 with $124 million in cash.
- Completed secondary offering in May, issuing 12.7 million common shares for net proceeds of approximately $107 million.
- Achieved 17.1% annualized ROE on a GAAP basis in Q1 2010. Increased book value per share by 3% quarter-over-quarter to $9.38 at March 31, 2010.
- Delivered attractive dividend of $0.36 per share, or 15.8% dividend yield, for Q1 2010.
- Objective of achieving attractive returns with balanced risks.
- Very seasoned RMBS investment team with proprietary analytics and strong relative value approach.

TWO HARBORS Investment Corp.

(1) Dividend yield of 15.8% represents a dividend yield of 15.8%, based on March 31, 2010 closing price of $9.14.

Overview of Pine River Capital Management

Global multi-strategy asset management firm providing comprehensive portfolio management, transparency and liquidity to institutional and high net worth investors

- Founded June 2002 with offices in New York, London, Hong Kong, San Francisco and Minnesota
- Over $1.6 billion assets under management [(1)], of which approximately $765 million dedicated to mortgage strategies
  - Experienced manager of non-Agency, Agency and other mortgage related assets
  - Demonstrated success in achieving growth and managing scale

Experienced, Cohesive Team [(2)]:

- Eight partners together for average of 12 years
  - Average 19 years experience
- 81 employees, 32 investment professionals
- No senior management turnover
- Historically low attrition

Established Infrastructure:

- Strong corporate governance
- Registrations: SEC/NFA (U.S.), FSA (U.K.), SFC (Hong Kong), SEBI (India) and TSEC (Taiwan)
- Proprietary technology
- Global footprint

Minnetonka, MN • London • Hong Kong • San Francisco • New York

(1) Estimate as of March 31, 2010. Assets under management includes Two Harbors.
(2) Employee data as of March 31, 2010.

Executive Team with Deep Securities Experience

Investment Team

Co-Chief Investment Officers

Steven Kuhn

- Also serves as Partner - Head of Fixed Income Trading at Pine River
- Goldman Sachs Portfolio Manager from 2002 to 2007; 17 years investing in and trading mortgage backed securities and other fixed income securities for firms including Citadel and Cargill

William Roth

- Also serves as Fixed Income Portfolio Manager for Pine River
- 28 years in mortgage securities market at Salomon Brothers and Citi; Managing Director in proprietary trading group managing MBS and ABS portfolios

RMBS Team (1)

Traders and Analysts

- Trading team of three traders and two analysts from top Street RMBS groups
- Two Directors of Research
- Repo Manager with 20 years experience

Managing Executives

Chief Executive Officer

Thomas Siering

- Also serves as Partner - Head of Fundamental Strategies at Pine River
- Previously head of Value Investment Group at EBF & Associates; Partner since 1997
- 23 years of investing and management experience; commenced career at Cargill where he was a founding member of Financial Markets Department

Chief Financial Officer

Jeffrey Stolt

- Also serves as Partner; Co-founder of Pine River Capital Management in 2002
- EBF & Associates from 1989 to 2002; Controller since 1997. Commenced his career at Cargill in the Financial Markets Department

(1) Employee data as of March 31, 2010.

Investment Style: Balanced Risk Approach

	1 Interest Rate Risk	2 Prepayment Risk	3 Mortgage Spread Risk
Objective	▪ Low interest rate exposure	▪ Portfolio focused on prepayment upside	▪ Low mortgage spread exposure
Approach	▪ Interest-Only Bonds used to offset fixed rate bonds ▪ High allocation to adjustable rate bonds	▪ Agency bonds and Interest-Only bonds have explicit protection or are very seasoned ▪ Non-Agency discount bonds with slow assumed prepayment speeds may benefit from faster prepayments	▪ Interest-Only bonds benefit from wider mortgage spreads ▪ Other Agency bonds less likely to suffer when Fed's purchase program ends
Result	Interest Rate Risk **Low**	Prepayment Risk **Balanced**	Mortgage Spread Risk **Low**

TWO HARBORS

Investment Approach: Security Selection

- Experienced, 9-member MBS investment team focused on cross-sector, relative-value approach
- Dynamic capital allocation into the most attractive sub-sectors of the market
- Superb asset generation; $2 - 3Bn of Non-Agency MBS analyzed per week
- Scenario analysis performed on each bond available for purchase
- Detailed loan level and security structure analysis on targeted assets
- Bond selection based on target yields and potential upside performance
- Real time risk analysis and investment committee oversight

a pine river capital managed company

TWO HARBORS
Investment Corp.

Liquidity Management and Financing

Liquidity Management

- Laddered maturity schedule enhances liquidity profile
- Currently nine repo counterparties signed with additional relationships being negotiated
- Repo Manager with 20 years of experience
- Moderate leverage allows for high liquidity and ability to take advantage of market opportunities as they arise

Financing

Repurchase Agreements [1]	Amount ($M)	Weighted Average Rate (%)
Within 30 days	$213	
30 – 90 days	$233	
90 – 119 days	–	
120+ days	$4	
Total	$450	0.5%

(1) As of March 31, 2010. Two Harbors undertakes no obligation to update or confirm the accuracy of any information as of a later date.

TWO HARBORS Investment Corp.

Well-balanced and Attractive Portfolio

Agency Bond Profile



Other
16%
Prepay
Lock-out /
Penalty-based
28%
Pre-2002
Vintages
17%
2002–2005
Vintages
39%
Explicit Prepayment Protection
Seasoned Bonds
Other

Non-Agency Bond Profile



Prime
12%
Sub-Prime
26%
Alt-A
47%
Option ARM
15%
Prime
Alt-A
Option ARM
Sub-Prime

Portfolio Insight – Balancing Risks

1 Interest Rate Risk

- Duration gap of 0.25 year
- Interest-Only bonds benefit from higher interest rates
- 68% of all assets are adjustable rate

2 Prepayment Risk

- 84% of Agency bonds have prepayment protection or are very seasoned
- Balanced prepayment profile:
  - Total Discount to Par : ~$119M
  - Total Premium over Par, with IOs: $~33M

3 Mortgage Spread Risk

- Interest-Only bonds benefit from wider mortgage spreads
- Hybrid ARMs not part of Fed's purchases

Note: All figures and data as of March 31, 2010.

Portfolio Summary

Investment Portfolio (1)

($ in millions)



Mezzanine
$19
Senior
$88
Interest-
Only Bonds
$14
Hybrid
ARMs
$291
Fixed Rate
$108

Total portfolio: $520

Agency bonds
Non-agency bonds

Portfolio Summary

Portfolio Yield	At December 31, 2009	Realized Q1-2010	At March 31, 2010
Annualized yield	4.7%	4.9%	5.0%
Cost of financing[2]	0.4%	0.5%	0.5%
Net interest rate spread	4.3%	4.4%	4.5%

Portfolio Metric	Q1-2010
Duration gap	0.25 yr
Debt-to-Equity	3.6x

Operating Highlights

- Slower than industry average prepayment speeds
- Negligible impact of Fannie / Freddie buyouts due to diligent security selection
- Natural hedge embedded in the portfolio through Interest-Only bonds
- Strong cash flow supports attractive dividends

(1) As of March 31, 2010.
(2) Cost of financing is not inclusive of interest swap hedges. At March 31, 2010, our interest rate swaps had an aggregate notional amount of $150 million, which included $100 million with a maturity date of December 2011 at a rate of 1.168% and $50 million with a maturity date of January 2013 at a rate of 1.965%.

Achieving Attractive Returns With Lower Risk

Superior asset selection and risk management generate market returns while taking on much less risk

Attractive & Comparable Dividend Yield [1]…


20.0%
15.0%
10.0%
5.0%
0.0%
15.8%
16.2%
TWO
Peer Median

… With Lower Leverage …


6.0x
4.0x
2.0x
–
3.6x
5.5x
TWO
Peer Median

… Less Interest Rate Exposure [2]…


25.0%
20.0%
15.0%
10.0%
5.0%
–
1.0%
20.0%
TWO
Peer Weighted Average

… And Less Prepayment Risk [3]


30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
–
16.2%
25.6%
TWO
Peer Median

Source: Company filings.
Note: Financial data as of March 31, 2010. Peers include AGNC, ANH, CIM, CYS, HTS, IVR, MFA and NLY.
(1) Reported first quarter 2010 dividend annualized, divided by closing share price as of March 31, 2010.
(2) Represents range of the percentage change in equity values for +/- 100bps change in interest rates. Change in equity value is asset change adjusted for leverage.
(3) Represents the constant prepayment rate, or CPR, on the Agency MBS portfolios. For TWO, 16.2% represents the three-month average prepayment rate experienced during the first quarter of 2010 by our Agency MBS owned by us as of March 31, 2010, on an annualized basis. CIM excluded from peer median; company does not disclose Agency CPR on a quarterly basis.

TWO HARBORS Investment Corp.

TWO: Positioned to Deliver Value to Shareholders

- Attractive returns with balanced risks
- Fluid capital allocation into the most attractive sub-sectors of the market
- Experienced RMBS team with a proven track record and a relative value focus
- Well positioned to take advantage of market opportunities and achieve growth

Appendix

Executive Team

Thomas Siering, Chief Executive & Director. Mr. Siering also serves as Partner—Head of Fundamental Strategies at Pine River. Prior to joining Pine River as a Partner in 2006, Tom was head of the Value Investment Group at EBF & Associates in Minnetonka, MN. He joined EBF in 1989 and was named a Partner in 1997. From 1999 to 2006, Tom was the portfolio manager of Merced Partners, LP and Tamarack International Limited. Those funds engaged in a variety of distressed, credit and value strategies. He supervised a staff of thirteen people located both in Minnesota and London. This staff was comprised of traders, analysts and support personnel. Tom began his career at Cargill, Incorporated where he was a founding member of their Financial Markets Department. He holds a Bachelor of Business Administration degree from the University of Iowa with a major in Finance.

Steve Kuhn, Co-Chief Investment Officer. Mr. Kuhn also serves as Partner—Head of Fixed Income Trading at Pine River. Prior to joining Pine River in 2008, Mr. Kuhn was a Vice President and Portfolio Manager at Goldman Sachs based in New York and Beijing from 2002 to 2007, where he was part of a team that managed approximately $40 billion in mortgage-backed securities. While he was in Beijing, Mr. Kuhn provided training to sovereign wealth fund clients and voluntarily taught Finance to students from Peking University and Tsinghua University. From 1999 to 2002, Mr. Kuhn was a Japanese convertible bond trader at Citadel Investment Group in Chicago. Prior to that, Mr. Kuhn was head of mortgage backed securities trading at Cargill in Minnetonka, Minnesota. Mr. Kuhn received a B.A. in Economics with Honors from Harvard University in 1991.

William Roth, Co-Chief Investment Officer. Mr. Roth also serves as Portfolio Manager in the New York Office of Pine River. Prior to joining Pine River in 2009, Mr. Roth was at Citigroup and its predecessor firm, Salomon Brothers Inc., for 28 years where he was named a Director in 1987 and a Managing Director in 1997. From 2004 to 2009, Mr. Roth managed a proprietary trading book at Citigroup with particular focus on mortgage and asset-backed securities. From 1994 to 2004, Mr. Roth was part of the Salomon/Citi New York Mortgage Sales Department. From 1981 to 1994, Mr. Roth was based in Chicago and managed the Chicago Financial Institutions Sales Group for Salomon Brothers. He received an M.B.A. with a concentration in Finance from the University of Chicago Graduate School of Business in 1981, and a B.S. in Finance and Economics from Miami University in Oxford, Ohio in 1979.

Jeff Stolt, Chief Financial Officer. Mr. Stolt also is a Partner—Chief Financial Officer of Pine River. Prior to co-founding Pine River in 2002, Mr. Stolt was the Controller at EBF & Associates from 1997 to 2002. In this role, Mr. Stolt oversaw the preparation of all fund accounting statements, managed the offshore administrator relationship, managed the audit process and was responsible for tax planning and reporting. Mr. Stolt began employment with EBF in 1989. Prior to that, Mr. Stolt was an accountant in Cargill, Inc.'s Financial Markets Department from 1986 until 1989. Mr. Stolt received a B.S. degree in Accounting and Finance from the Minnesota State University in 1986.

Tim O'Brien, General Counsel and Secretary. Mr. O'Brien has served as General Counsel and Chief Compliance Officer of Pine Rivers since 2007. From 2004 to 2006, Mr. O'Brien served as Vice President and General Counsel of NRG Energy, Inc. Mr. O'Brien served as Deputy General Counsel of NRG Energy from 2000 to 2004 and Assistant General Counsel from 1996 to 2000. Prior to joining NRG, Mr. O'Brien was an associate at the law firm of Sheppard, Mullin, Richter & Hampton in Los Angeles and San Diego, California. He received a B.A. in History from Princeton University in 1981 and a Juris Doctor from the University of Minnesota Law School in 1986.

Executive Team Continued…

Brad Farrell, Controller. Prior to joining Pine River in September 2009, Brad was Vice President, Director, External Reporting for GMAC ResCap, responsible for external reporting initiatives within the corporate function of GMAC ResCap from 2007 to 2009. From 2002 to 2007 he held various positions in finance and accounting with XL Capital and its affiliates. From 1997 to 2002 he was employed with KPMG. Brad is a Certified Public Accountant, and graduated with a B.S.B.A. from Drake University in 1997.

Andrew Garcia, VP Business Development. Prior to joining Pine River in 2008, Andrew was the Event Driven and Business Combination Companies (SPAC) specialist in the Capital Markets division at Maxim Group in New York. Before joining Maxim Group, he was the head trader at Laterman & Company. From 2001 to 2005, he covered institutional event-driven and risk arbitrage investors as a sales trader, equity sales person, and middle markets sales person at Cathay Financial, Oppenheimer & Co., and CIBC Oppenheimer Corp. Andrew holds a B.A. from Kenyon College.

Brian Schuster, Risk Manager. Prior to joining Pine River in 2008, Brian was Vice President at Credit Agricole based in Chicago from 2005 to 2008, where he was part of a team that managed $25 billion in fund of hedge fund assets. He supervised a staff to select credit, convertible arbitrage, fixed income and capital structure managers. From 2000 to 2005, Brian worked at PPM America in a variety of positions. His last role was as a Credit Analyst. From 1999 to 2000, Brian worked at Stratford Advisory Group as an Analyst. Brian received a Masters of Business Administration with honors from the University of Chicago in 2006 and a Bachelors of Science in Finance from DePaul University with high honors in 1999.

Contact Information

For further information, please contact:

Anh Huynh
Investor Relations
Two Harbors Investment Corp.
212.634.3221
Anh.Huynh@twoharborsinvestment.com

TWO HARBORS
Investment Corp.